Broadstone Real Estate Access Fund

Supplement dated June 9, 2020
to the Prospectus dated February 10, 2020

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As of June 9, 2020, Heitman Real Estate Securities LLC (“Heitman”) no longer provides sub-advisory services to the Fund and all references to Heitman should be disregarded. Benefit Street Partners L.L.C. (“BSP”), the Fund’s investment adviser, manages the Fund’s entire portfolio.

The sub-section Investment Strategy — Investment Sub-Adviser Process under INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES is renamed Investment Strategy — Publicly Traded CRE Securities and is replaced in its entirety with the following:

The Investment Adviser’s investment process is focused around the following philosophy:

•	REIT share prices track the value of the underlying assets over time.
•	Over the short-term, a variety of factors can cause share prices to deviate from their fundamental value.
•	Thorough bottom-up company and industry underwriting and superior access to information will uncover market price inefficiencies.

For that portion of the Fund’s investment portfolio allocated to the Publicly Traded CRE Securities strategy, the Investment Adviser seeks to supplement the yield of the Fund by investing in a diversified portfolio of Publicly Traded CRE Securities and/or ETFs, collecting dividends on those underlying positions and implementing a covered call option strategy to enhance the income generated. A call option is a financial instrument conferring the right of the holder to purchase shares of a particular stock or other security at a predetermined price (called the “strike price” or “exercise price”) by a certain date. An option is called a “derivative” because it derives its value from an underlying asset, in this case, shares of Publicly Traded CRE Securities or ETFs.

The purchaser of a call option pays the seller of the option (called the “writer” of the option) a premium for the option. For purchasers who think the underlying security will go up dramatically, call options provide a way to profit from the increase at a smaller investment amount than a direct investment in the underlying security. If the price of the underlying security is above the strike price at exercise date, the purchaser has the right to purchase the security from the option writer at the pre-determined, lower strike price. In this instance, the option writer receives the strike price plus the option premium payment it received when the option was written. If the security price is below the strike price, the option will expire worthless and the purchaser of the option will most likely not exercise its option to buy the stock. Thus, in this instance, the option writer will retain the stock but will have enhanced the return through the receipt of the option premium payment. A “covered call option strategy” is a strategy in which the seller of the option owns the underlying security that the seller is required to deliver if the option is exercised.

As part of this investment strategy, the Fund will “write” or sell the covered call option to the purchaser, permitting that purchaser to purchase the underlying security at a pre-determined price and at a time at or prior to the option’s expiration in exchange for a small upfront payment, the “premium.” The Investment Adviser intends to write options on behalf of the Fund on baskets of REITs, real estate-related securities, ETFs, or index ETFs owned by the Fund. Typically, the coverage level (the notional value of the underlying call options, expressed as a percentage of the underlying value of the portfolio) is expected to range between 50-100% depending upon market conditions. The term of the options are generally expected to be one to three-months but may be shorter depending upon market conditions. The Investment Adviser intends to sell call options on a rolling basis with a weekly, monthly or quarterly frequency, depending upon underlying capital flows or investment decisions relating to the underlying securities in the Fund. The options may be listed (i.e., exchange-traded) or over-the-counter options negotiated between the Fund and a counterparty.

The definition of “Direct Real Estate Investment,” as it appears throughout the Prospectus is replaced with the following:

The Fund considers a “Direct Real Estate Investment” to be any debt or equity investment in real estate, in one or more properties, including investments made through one or more legal entities or subsidiaries.

The following updates the Prospectus information regarding Share Price:

As of June 5, 2020, the NAV for Class W Shares was $9.58 per share, and the NAV for Class I Shares was $9.59 per share. As of February 10, 2020, the NAV for Class W Shares was $10.90 per share, and the NAV for Class I Shares was $10.91 per share.

The following paragraphs are added to the section of the Fund’s Prospectus entitled RISK FACTORS:

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities and other investments in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

During a general market downturn or disruption, the value of different asset classes held by the Fund may fluctuate greatly, thereby impacting the Fund’s ability to make additional investments without jeopardizing the Fund’s status as a RIC under the Code. The Fund’s failure to qualify as a RIC may subject the Fund to certain tax consequences and penalties. See “U.S. Federal Income Tax Considerations.”

The following information replaces, in its entirety, the information included under the heading MANAGEMENT OF THE FUND – Portfolio Manager:

Michael Comparato and Brian Buffone are the Fund’s Portfolio Managers and, subject to the Investment Committee’s oversight, are primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Michael Comparato has served as a Portfolio Manager of the Fund since June 2020. Mr. Comparato is a managing director with BSP and the head of real estate for BSP CRE and BSP Realty Trust. Prior to joining BSP in 2015, Mr. Comparato was head of U.S. Equity Investments at Ladder Capital, where he led Ladder's largest team that actively originated CMBS loans, structured/balance sheet loans, mezzanine loans and acquired strategic assets for the firm. Prior to joining Ladder in 2009, Mr. Comparato was president of BankAtlantic Commercial Mortgage Capital, the CMBS affiliate of BankAtlantic, where he was responsible for managing all day-to-day operations. Mr. Comparato also previously ran Compson Holding Corporation, which made various equity investments in multiple different commercial real estate assets and publicly traded REITs. Mr. Comparato received a Bachelor of Science, Summa Cum Laude, from Babson College.

Brian Buffone has served as a Portfolio Manager of the Fund since June 2020. Mr. Buffone is a managing director and head of equity investments for BSP’s commercial real estate group. Prior to joining BSP in 2018, Mr. Buffone was a managing director at Ladder Capital where he originated CMBS loans and balance sheet loans and sourced/executed the majority of property acquisitions for the Company’s own portfolio. Prior to joining Ladder Capital in 2014, Mr. Buffone was the founder and president of Park Manor Capital Partners, a full service commercial real estate firm. He was previously a partner and chief financial officer of Compson Holding Corporation where he oversaw the day to day operations of the Company’s commercial real estate equity investments, acquisitions, dispositions, asset/property management and financing. Mr. Buffone earned his Bachelor of Science, Magna Cum Laude, from Babson College with a double major in Quantitative Methods and Investments.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

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This Supplement dated June 9, 2020 and the Prospectus and Statement of Additional Information dated February 10, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 833-280-4479.